                                                                    EXHIBIT 10.3



                               SERVICES AGREEMENT

         THIS AGREEMENT made and entered into this _____ day of ________________ by and between Orthodontix Professional, P.A., a ____________________ professional corporation ("Orthodontix Professional") and _______________________, P.A., a ______________ professional corporation (the
"P.A."). This Agreement shall be effective on the date of the closing of the transactions (the "Effective Date") contemplated under the Agreement and Plan of Reorganization of even date herewith by and among Orthodontix, Inc., the Orthodontist and a professional corporation affiliated with the Orthodontist (the "Closing").

                                    RECITALS:

         A. Orthodontix Professional owns and operates orthodontic practices.

         B. _____________________, D.D.S. (the "Orthodontist") is the sole shareholder, officer and director of the P.A. and is duly licensed by all appropriate licensing boards within the state of _________________, is a practicing orthodontist within the state of _________________ and is qualified to perform such duties as are set forth in this Agreement.

         C. Orthodontix Professional desires to engage the P.A. and the P.A. wishes to become engaged to cause the Orthodontist to provide orthodontic services at ________________ and at such other locations as Orthodontix Professional and the P.A. will, from time to time mutually determine (collectively, the "Location").

         D. The parties agree to work in a cooperative manner to bring about a mutually advantageous and satisfying relationship. Orthodontix Professional agrees to consult with P.A. and Orthodontist prior to making material changes at the Location. Orthodontix Professional and P.A. agree that the parties' relationship will be built upon open discussion and evaluation of issues affecting the practice, and that Orthodontist shall remain integrally involved in the daily running of the practice.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Orthodontix Professional and the P.A. do hereby agree as follows:

         1. RECITALS: The above recitals are true and correct and are incorporated herein by reference.

         2. CLINICAL OBLIGATIONS: The P.A. shall cause the Orthodontist to:

            (a) COVERAGE: Provide general orthodontic services at the Location. The Orthodontist shall not be required to perform any duties which would interfere with or impair the complete exercise of the Orthodontist's professional judgment. Further, the Orthodontist shall perform all orthodontic services in strict accordance with currently acceptable orthodontic standards and ethics contained in applicable law or ordinance or established by rules and regulations of a Federal, State or local agency, department, commission, association, (including, without limitation, the American Association of Orthodontists) or other pertinent governing or advisory body having authority to set standards for health care facilities or practitioners or contained in rules, regulations or procedures and policies established by the Orthodontist and Orthodontix Professional.

            (b) EVALUATION AND TREATMENT: Evaluate each patient presented for care and/or treatment. The degree of evaluation and treatment rendered to any patient shall be the responsibility of the Orthodontist, it being acknowledged that an orthodontist performing orthodontic services must exercise the orthodontist's own judgment as to the means and methods of treating each patient. Orthodontix Professional shall use reasonable efforts to accommodate patient requests to receive care from a particular orthodontist practicing at the Location subject to the Orthodontist's desired work schedule. New patients shall be assigned to orthodontists at the Location on a rotational basis.

            (c) ORTHODONTIC EMERGENCIES: Attend to all orthodontic emergencies when at the Location and as necessary for the general welfare of patients.

         3. OTHER OBLIGATIONS: In addition to the clinical obligations set forth in Section 2 above, the P.A. shall and shall cause the Orthodontist to have the following additional obligations:

            (a) FEES: To assist Orthodontix Professional in any way reasonable and necessary to enable Orthodontix Professional to bill and collect the charges for services rendered by the Orthodontist. Orthodontix Professional shall have the exclusive right to bill and collect (receive payment) for professional services rendered by the Orthodontist. The P.A. shall and shall cause the Orthodontist to assign to Orthodontix Professional all rights to fees for services performed. Accordingly, all payments to be made by third party payors for services performed by the Orthodontist shall be paid directly to Orthodontix Professional. If any fees, payments or other things of value charged are delivered to the Orthodontist, the Orthodontist shall promptly reassign these items to Orthodontix Professional. This provision shall survive the termination of this Agreement. The P.A. agrees and shall cause the Orthodontist to agree that in no event shall the Orthodontist bill, charge or collect or seek compensation of any form from any patients or third party payment source for the services provided pursuant to this Agreement.

            (b) CREDENTIALING DOCUMENTATION: Furnish Orthodontix Professional annually with all documentation required by Orthodontix Professional for proper credentialing including, but not limited to, a copy of the Orthodontist's original license and current renewal thereof, valid for the state in which the Location is situated and any other documentation required by the state in which the Location is situated. Payment for services may be delayed until the P.A. delivers all necessary documentation.

            (c) ORTHODONTIC AND OTHER RECORDS: Promptly prepare and maintain such orthodontic records incidental to the services performed by the Orthodontist hereunder in accordance with the standard dental and/or orthodontic policies as from time to time adjusted. Further, Orthodontist shall accurately and promptly prepare such other records as may be required by Orthodontix Professional, including but not limited to, records necessary for proper billing for services.

            (d) CLAIMS REPORTING: Report to Orthodontix Professional any incident, or potential incident, which Orthodontist believes might form the basis of a malpractice or other claim immediately upon the occurrence thereof. Such claims shall be reported on forms provided by Orthodontix Professional for such purpose, and sent to the attention of Claims Manager. Failure to report any such incident or potential incident shall be a material breach of this Agreement and may have the effect of negating insurance coverage thereof.

         4. COMPENSATION: Orthodontix Professional shall pay to the P.A., on a monthly basis, a base amount (the "Base P.A. Compensation") equal to ___ % of the practice's Accrued Revenue (as defined below), which percentage amount may be modified on or prior to the Closing based on information provided as a result of the audit of Orthodontist's practice for the twelve month period ended December 31, 1996. For purposes of this Agreement, "Accrued Revenue" shall be defined as follows:

                (i) 24% of the Initial Contract Amount; plus

                (ii) the Monthly Contract Residual Amount; plus

                (iii) Additional Non-Contract Service Charges.

         "INITIAL CONTRACT AMOUNT" for a given month shall be defined as the total value of any contracts to provide orthodontic services between a patient or third party payor on the one hand and the Orthodontist, Orthodontix Professional or the P.A. on the other, for the provision of orthodontic services at a pre-determined fee-for service amount (whether or not payable in cash) which contract was generated by the Orthodontist after the Effective Date (the "Contract"), entered into on or prior to the last business day of each month.

         "MONTHLY CONTRACT RESIDUAL AMOUNT" shall mean that amount equal to the amounts remaining to be paid by the patient or third party payor under a Contract (the "Remaining Amounts Payable") divided by the number of months remaining in the term of such Contract; provided, however, that the Remaining Amounts Payable shall not be in excess of 76% (other than for a Contract entered into prior to the Effective Date) of the total amounts payable by the patient or third party payor under the Contract.

         "ADDITIONAL NON-CONTRACT SERVICE CHARGES" shall mean that amount charged for orthodontic services which are not included in a patient contract. Such orthodontic services shall include, but are not limited to, diagnosis charges, observation charges, retention charges and office visit charges.

         In addition to the Base P.A. Compensation, Orthodontix Professional shall pay to the P.A. on an annual basis, a service fee (the "Service Fee"), which shall equal 70% of the "Net Operating Income" generated from the delivery of orthodontic services by the Orthodontist. For purposes of this Agreement "Net Operating Income" shall be defined as that amount, if any, equivalent to the percentage by which Practice Overhead (as defined below) declines as a percentage of Accrued Revenue annually; multiplied by the annual Accrued Revenue.

         In the event that the Net Operating Income for any year is zero or less than zero, then no Service Fee shall be paid to the P.A. for that year.

          "Practice Overhead" shall be defined as the sum of:

                (i) an agreed upon allocable share of salaries, benefits, and other direct costs of all employees other than licensed healthcare professional at the Location;
                (ii) an agreed upon allocable share of direct costs of all patient care and office supplies purchased in connection with the operation of the Location; and
                (iii) an agreed upon allocable share of personal property and real property leasehold obligations entered into in connection with the performance of orthodontic services at the Location;
                (iv) an agreed upon allocable share of personal property and intangible taxes assessed against the assets used in connection with the operation of the orthodontic practice at the Location;
                (v) an agreed upon allocable share of malpractice insurance expenses and orthodontist recruitment expenses;
                (vi) The annual Base P.A. Compensation; and
                (vii) $___________ per year for the one year period commencing on the Effective Date (the "Management Fee"), and for each year thereafter, the Management Fee shall automatically increase by 10% annually.

         For purposes of this Agreement, the term allocable share shall be defined as that percentage of Accrued Revenue generated by the Orthodontist relative to the total Accrued Revenue generated by orthodontists at the Location.

         In the event a patient of the Orthodontist is treated by an orthodontist other than the Orthodontist, the Base P.A. Compensation payable to the P.A. shall be reduced by $80.00 per treatment unless the Orthodontist is able to provide the coverage at no cost.

                (a) PAYMENT OF BASE P.A. COMPENSATION AND SERVICE FEE: The Base P.A. Compensation shall be payable to the P.A. once monthly no later than the fifteenth of the month. Payment of the Service Fee shall be payable to the P.A. once annually no later than March 31. The amounts payable monthly shall be estimated based upon the previous month's operating results. Adjustments to the estimated payments shall be made to reconcile actual amounts due hereunder, no later than the last day of the following month.

                (b) AUDIT RIGHTS: No more than once every six months either party, upon giving notice to the other party hereto, shall have the right to inspect the records of the orthodontic practice to ascertain and audit Accrued Revenue, and the Practice Overhead, subject to patient confidentiality laws. If, upon audit or examination, it is determined that the Base P.A Compensation or Service Fee was incorrectly computed, the parties shall, within forty-five (45) days of such determination, reconcile the difference by a cash payment to the applicable party.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE P.A.: The P.A. represents, warrants to and covenants with Orthodontix Professional as follows:

                (a) LICENSING: The Orthodontist is and shall continue to be for the duration of this Agreement licensed to practice orthodontics in the locality and state in which the Location is located.

                (b) STANDARD OF SERVICES: The Orthodontist shall perform all orthodontic services at the Location in strict accordance with currently approved and accepted methods of practice within the general vicinity and community of the Location.

                (c) COMPLIANCE WITH LAWS: The Orthodontist shall comply with all federal, state and local laws, rules, ordinances and regulations, including all state and Drug Enforcement Administration licensing requirements, and shall not perform clinical duties at the Location unless all such licensing is correct and in full force and effect.

                (d) CORPORATE REPRESENTATION: The P.A. is validly existing and organized under the laws of the State of _________; it has provided Orthodontix Professional with a Certificate of Good Standing dated within sixty (60) days of the effective date of this Agreement, a copy of which is attached as Exhibit "A"; The Orthodontist is an authorized representative of said P.A. and the P.A. agrees to notify Orthodontix Professional within thirty (30) days of any change in its corporate name, designation or status.

                (e) NO RESTRICTION: The P.A. represents to Orthodontix Professional, and acknowledges that Orthodontix Professional is relying on this representation, that the P.A. and Orthodontist are free to enter into this Agreement and that neither the P.A. nor the Orthodontist are under any restrictions from a former employer or business that would preclude the P.A. or the Orthodontist from entering into this Agreement.

         6. INDEPENDENT CONTRACTOR RELATIONSHIP: It is agreed and understood by and between the parties hereto that P.A. is retained only for the purpose and to the extent set forth in this Agreement and, during the period or periods of its association with Orthodontix Professional and its performance of services hereunder, its relation to Orthodontix Professional shall be that of an independent contractor. This Agreement shall not be construed as an agreement of employment, a partnership, or any other form of business entity. Neither P.A. nor Orthodontist shall be considered under the provisions of this Agreement, or otherwise, as having employee status or as being entitled to participate in any employee insurance or benefit plans, arrangements, distribution, or other benefits of any nature whatsoever which may be provided by Orthodontix Professional for its employees. Accordingly, without limiting the generality of the foregoing, the P.A. and the Orthodontist acknowledge and agree that neither P.A. nor Orthodontist will be treated as an employee of Orthodontix Professional with respect to service for purposes of workers compensation benefits, the Federal Insurance Contributions Act, the Social Security Act, the Federal Unemployment Tax Act, and Income Tax Withholding and for purposes of the employee benefit provisions set forth in the Federal Income Tax Code Section 70 (a group term life insurance purchased for employees), Section 101(b) (employees death benefits), Sections 104, 105, and 106 (accident and health insurance for accident and health plans), Section 120 (group legal services plan), Section 127 (educational assistance program), and (a) (contributions to stock bonus, pension, profit sharing, or plans and related trusts). Further, the P.A. and the Orthodontist understand and accept as its responsibility all obligations to pay any and all Federal and State Self-Employment, income and other taxes as they may apply. Should the P.A. fail to pay such taxes, Orthodontix Professional may deduct any such tax amounts from amounts owed to the P.A.

         7. INSURANCE: Orthodontix Professional, at the P.A.'s cost and expense, shall procure for the Orthodontist a professional liability insurance policy covering the Orthodontist in an amount not less than the minimum required in the state in which the Location is located. Such insurance policy will provide for coverage on a claims-made and unlimited extended reporting basis.

         8. TERM AND TERMINATION:

                (a) TERM: The term of this Agreement shall be for a period of five years from the Effective Date and shall automatically extend for an additional five year period unless the P.A. gives to Orthodontix Professional at least 180 days prior written notice of its intent not to renew this Agreement.

                (b) TERMINATION OF AGREEMENT: This Agreement shall terminate upon the occurrence of any of the following:

                     (i) The Orthodontist is convicted of an illegal act or is engaged in an immoral or unethical practice;
                     (ii) The Orthodontist refuses or is unable to work the number of hours sufficient to service the patients at the Location in a manner consistent with historical practice other than as a result of the death or total and permanent disability of the

                     Orthodontist as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended;
                     (iii) Orthodontix Professional reasonably determines that the P.A. or the Orthodontist is acting in a manner detrimental to the interests of Orthodontix Professional and which results in a material adverse effect to Orthodontix Professional;
                     (iv) Upon the breach by the P.A. or the Orthodontist of this Agreement;
                     (v) Upon the death or total and permanent disability of the Orthodontist as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

                (c) In the event of termination by the P.A. as a result of any of the factors listed above other than Section 8(b)(v), the P.A. and the Orthodontist shall jointly and severally be obligated to (x) pay to Orthodontix Professional liquidated damages as per the schedule below: and (y) cause the Orthodontist to assign all of the outstanding shares of capital stock in the P.A. to an orthodontist licensed to render orthodontic services in the state of _____________ as selected by Orthodontix Professional.





YEAR OF TERMINATION                         LIQUIDATED DAMAGES
-------------------                         ------------------

                1 The greater of $250,000 or 1.1 times the amount of all monies received by or for the benefit of the Orthodontist from patients or third party payors as a result of the Orthodontist providing orthodontic services for the twelve-month period ended December 31, 1996 (the "Net Cash Collection Amount").

                2 The greater of $200,000 or 1.0 times the Net Cash Collection Amount.

                3 The greater of $150,000 or .88 times the Net Cash Collection Amount.

                4 The greater of $100,000 or .66 times the Net Cash Collection Amount.

                5 The greater of $75,000 or .36 times the Net Cash Collection Amount.

         9. PROPRIETARY INFORMATION; NON-INTERFERENCE; NON-COMPETITION:

                (a) PROPRIETARY INFORMATION: During the term of this Agreement, neither the P.A. nor the Orthodontist will directly or indirectly disclose to any person, entity, firm or any company whatsoever or use for its own benefit or the benefit of any other person, entity, firm or company, any knowledge, information, business method, techniques, or data of Orthodontix Professional as contained in any policy, procedure manuals or written correspondence or documents provided to Orthodontist or the P.A. The P.A. shall, and shall cause the Orthodontist to, upon termination of this Agreement, return to Orthodontix Professional all books, records, notes and all other information, documents or policies and procedures manuals applicable to Orthodontix Professional and its accounts in the matter of conducting its business. Orthodontix Professional and the P.A. agree that Orthodontix Professional will not request or accept, and neither the P.A. nor the Orthodontist will divulge, any confidential or proprietary information concerning the operation of orthodontic practices learned or obtained by the P.A. or the Orthodontist.

                (b) NON-INTERFERENCE: During the term of this Agreement and for a period of two years thereafter, unless otherwise agreed to in writing by Orthodontix Professional, neither the P.A. nor the Orthodontist will, either for own account or for any other person, solicit, induce, attempt to induce, interfere with, or endeavor to cause (i) any current patient, or any employee, independent contractor or other affiliate of Orthodontix Professional or any affiliate of Orthodontix Professional to modify, amend, terminate, or otherwise alter any of its relationships with Orthodontix Professional or Orthodontix Professional's subsidiaries or affiliates; or (ii) any currently retained healthcare professional to modify, amend, terminate, or otherwise alter its relationship, including compensation arrangements with Orthodontix Professional, Orthodontix Professional's subsidiaries or affiliates. Further, unless otherwise agreed to in writing by Orthodontix Professional, for a period of two years from the date hereof, the P.A. and the Orthodontist agree that they shall refrain from soliciting and shall not, directly or indirectly, as sole proprietor, independent contractor, employee, consultant, agent, partner, or joint venturer, or as an officer, director, stockholder, agent or employee of any firm, person, entity, partnership or corporation, or otherwise solicit the employees of Orthodontix Professional or any subsidiary of an affiliate of Orthodontix Professional to leave the service of Orthodontix Professional or a subsidiary or affiliate of Orthodontix Professional.

                (c) NON-COMPETITION: It is the intention of Orthodontix Professional and the P.A. to restrict the P.A. and the Orthodontist only to the extent necessary for the protection of legitimate business interests of Orthodontix

Professional and legally permissible and it is agreed that nothing herein prevents the Orthodontist from earning a livelihood. During the term of this Agreement the P.A. shall cause the Orthodontist to perform orthodontic services exclusively at the Location. For a period of two years after this Agreement, except with the prior written consent of Orthodontix Professional, the P.A. shall not and shall cause Orthodontist not to establish, develop or open any offices for the provision of orthodontic services within a 10 mile radius of the Location.

                (d) REMEDIES: In the event of an actual or threatened breach by the P.A. or the Orthodontist of Section 9 paragraphs (a), (b) or (c), Orthodontix Professional shall be entitled to an injunction restraining either the P.A. or the Orthodontist, or both, from its prohibited conduct. If the court should hold that the duration and/or scope (geographic or otherwise) of the covenant contained herein is unreasonable, then, to the extent permitted by law, the court may prescribe a duration and/or scope (geographic or otherwise), that is reasonable and the parties agree to accept such determination, subject to their rights of appeal. Nothing contained herein shall be construed as prohibiting Orthodontix Professional or any third party from pursuing any of the remedies available to it for such breach or threatened breach, including recovery of damages from the P.A., the Orthodontist or both. In any action or proceeding to enforce the provisions of this Section 9(d), the prevailing party shall be reimbursed by the other party for all costs incurred in such action or proceeding, including, without limitation, all court costs and filing fees and all attorneys' fees, incurred either at the trial level or at the appellate level.

         10. MISCELLANEOUS:

                (a) POLICIES AND PROCEDURES: The P.A. acknowledges the necessity for Orthodontix Professional to have uniform policies and procedures for its operations, and the P.A. agrees that the P.A. and Orthodontist will be governed by Orthodontix Professional's policies and procedures currently in force, and as amended from time to time.

                (b) ASSIGNMENT PROHIBITED: The P.A. agrees that this Agreement is personal in nature and it may not assign any of the rights, benefits, or obligations hereunder without first obtaining the written consent of Orthodontix Professional.

                (c) SURVIVAL CLAUSE: The Orthodontist agrees that all Orthodontist's obligations, covenants, undertakings and representations set forth in this Agreement shall survive termination or cancellation of this Agreement, for any reason whatsoever, whether with cause or without cause.

                (d) SAVINGS CLAUSE: If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity or enforceability of any other provision hereof.

                (e) NOTICES: All notices provided for by this Agreement shall be made in writing, as follows: (i) either by actual delivery of the notice into the hands of the parties hereunto entitled; or (ii) by the mailing of the notice in the United States mail to the last known address of the parties entitled thereto by certified or registered mail, return receipt requested. The notice shall be deemed to be received on the earlier of the date of its actual receipt by the parties entitled thereto, or the date of the return receipt.

                (f) ENTIRE AGREEMENT: This Agreement sets forth the full and complete understanding of the Parties and supersedes any prior agreement, oral or written. No addition or additions to this Agreement shall be binding upon either party unless in writing and signed by both Parties except as here and otherwise provided.

                (g) SECTION HEADINGS: The headings of the various sections of this Agreement have been inserted only for the purposes of convenience, and are not part of this Agreement and shall not be deemed in any manner to modify, expand or restrict any of the provisions of this Agreement.

                (h) GOVERNING LAW: This Agreement shall be construed and enforced in accordance with the laws of the State of __________ and this Agreement shall not be construed more strictly against one party than against the other, merely by virtue of the fact that it may have been prepared by counsel for one of the Parties, it being recognized that all of the parties have contributed substantially and materially to the preparation of this Agreement.

                (i) NUMBER; GENDER: Where appropriate, the use of the singular herein shall include and be deemed to be the plural and the use of the plural herein shall include and be deemed to be the singular, and the use of the masculine gender shall include the feminine and neutral gender.

                (j) COUNTERPARTS: This Agreement may be executed in any number of counter parts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                (k) FURTHER ASSURANCES: The parties will upon reasonable request, execute and deliver all such further documents as may be necessary in order to carry out the purposes and terms of this Agreement.

                (l) TAIL INSURANCE COVERAGE. Upon the termination of this Agreement, the P.A. shall cause the Orthodontist to acquire tail insurance coverage in scope and amount acceptable to the P.A.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first above written.

"ORTHODONTIX PROFESSIONAL"                    "P.A."
Orthodontix Professional, P.A.,
a ______ professional corporation,            a ______ professional corporation,

By:________________________________            By:___________________________
     Authorized Representative                    Authorized Representative




                                                  ------------------------------
                                                          Street Address

                                                  ------------------------------
                                                  City       State      Zip Code

                                                  Telephone (   )
                                                             ---  --------------
                                                  EIN:
                                                      --------------------------


Agreed and Accepted this    day of                   , 1997
                         ---       ------------------


"ORTHODONTIST"




By:
   --------------------------------
                     , D.D.S.

                               SERVICES AGREEMENT

         THIS AGREEMENT made and entered into this ____ day of _________________ by and between Orthodontix Professional, P.A., a professional corporation ("Orthodontix Professional") and ________________, P.A., a _________
professional corporation (the "P.A."). This Agreement shall be effective on the date of the closing of the transactions (the "Effective Date") contemplated under the Agreement and Plan of Reorganization of even date herewith by and among Orthodontix, Inc., the Orthodontist and a professional corporation affiliated with the Orthodontist (the "Closing"). The parties acknowledge that Orthodontix, Inc. is a third party beneficiary hereof.

                                    RECITALS:

         A. Orthodontix Professional owns and operates orthodontic practices.

         B. ____________________, D.D.S. (the "Orthodontist") is the sole shareholder, officer and director of the P.A. and is duly licensed by all appropriate licensing boards within the state of _____________, is a practicing orthodontist within the state of _____________ and is qualified to perform such duties as are set forth in this Agreement.

         C. Orthodontix Professional desires to engage the P.A. and the P.A. wishes to become engaged to cause the Orthodontist to provide orthodontic services at ______ and at such other locations as Orthodontix Professional and the P.A. will, from time to time mutually determine (collectively, the "Location").

         D. The parties agree to work in a cooperative manner to bring about a mutually advantageous and satisfying relationship. Orthodontix Professional agrees to consult with P.A. and Orthodontist prior to making material changes at the Location. Orthodontix Professional and P.A. agree that the parties' relationship will be built upon open discussion and evaluation of issues affecting the practice, and that Orthodontist shall remain integrally involved in the daily running of the practice.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, Orthodontix Professional and the P.A. do hereby agree as follows:

         1. RECITALS: The above recitals are true and correct and are incorporated herein by reference.

         2. CLINICAL OBLIGATIONS: The P.A. shall cause the Orthodontist to:

                (a) COVERAGE: Provide general orthodontic services at the Location. The Orthodontist shall not be required to perform any duties which would interfere with or impair the complete exercise of the Orthodontist's professional judgment. Further, the Orthodontist shall perform all orthodontic services in strict accordance with currently acceptable orthodontic standards and ethics contained in applicable law or ordinance or established by rules and regulations of a Federal, State or local agency, department, commission, association, (including, without limitation, the American Association of Orthodontists) or other pertinent governing or advisory body having authority to set standards for health care facilities or practitioners or contained in rules, regulations or procedures and policies established by the Orthodontist and Orthodontix Professional.

                (b) EVALUATION AND TREATMENT: Evaluate each patient presented for care and/or treatment. The degree of evaluation and treatment rendered to any patient shall be the responsibility of the Orthodontist, it being acknowledged that an orthodontist performing orthodontic services must exercise the orthodontist's own judgment as to the means and methods of treating each patient. Orthodontix Professional shall use reasonable efforts to accommodate patient requests to receive care from a particular orthodontist practicing at the Location subject to the Orthodontist's desired work schedule. New patients shall be assigned to orthodontists at the Location on a rotational basis.

                (c) ORTHODONTIC EMERGENCIES: Attend to all orthodontic emergencies when at the Location and as necessary for the general welfare of patients.

         3. OTHER OBLIGATIONS: In addition to the clinical obligations set forth in Section 2 above, the P.A. shall and shall cause the Orthodontist to have the following additional obligations:

                (a) FEES: To assist Orthodontix Professional in any way reasonable and necessary to enable Orthodontix Professional to bill and collect the charges for services rendered by the Orthodontist. Orthodontix Professional shall have the exclusive right to bill and collect (receive payment) for professional services rendered by the Orthodontist. The P.A. shall and shall cause the Orthodontist to assign to Orthodontix Professional all rights to fees for services performed. Accordingly, all payments to be made by third party payors for services performed by the Orthodontist shall be paid directly to Orthodontix Professional. If any fees, payments or other things of value charged are delivered to the Orthodontist, the Orthodontist shall promptly reassign these items to Orthodontix Professional. This provision shall survive the termination of this Agreement. The P.A. agrees and shall cause the Orthodontist to agree that in no event shall the Orthodontist bill, charge or collect or seek compensation of any form from any patients or third party payment source for the services provided pursuant to this Agreement.

                (b) CREDENTIALING DOCUMENTATION: Furnish Orthodontix Professional annually with all documentation required by Orthodontix Professional for proper credentialing including, but not limited to, a copy of the Orthodontist's original license and current renewal thereof, valid for the state in which the Location is situated and any other documentation required by the state in which the Location is situated. Payment for services may be delayed until the P.A. delivers all necessary documentation.

                (c) ORTHODONTIC AND OTHER RECORDS: Promptly prepare and maintain such orthodontic records incidental to the services performed by the Orthodontist hereunder in accordance with the standard dental and/or orthodontic policies as from time to time adjusted. Further, Orthodontist shall accurately and promptly prepare such other records as may be required by Orthodontix Professional, including but not limited to, records necessary for proper billing for services.

                (d) CLAIMS REPORTING: Report to Orthodontix Professional any incident, or potential incident, which Orthodontist believes might form the basis of a malpractice or other claim immediately upon the occurrence thereof. Such claims shall be reported on forms provided by Orthodontix Professional for such purpose, and sent to the attention of Claims Manager. Failure to report any such incident or potential incident shall be a material breach of this Agreement and may have the effect of negating insurance coverage thereof.

         4. COMPENSATION: Orthodontix Professional shall pay to the P.A., on a monthly basis, a base amount (the "Base P.A. Compensation") equal to ____ % of the practice's Accrued Revenue (as defined below), which percentage amount may be modified on or prior to the Closing based on information provided as a result of the audit of Orthodontist's practice for the twelve month period ended December 31, 1996. For purposes of this Agreement, "Accrued Revenue" shall be defined as follows:

                (i) 24% of the Initial Contract Amount; plus

                (ii) the Monthly Contract Residual Amount; plus

                (iii) Additional Non-Contract Service Charges.

         "INITIAL CONTRACT AMOUNT" for a given month shall be defined as the total value of any contracts to provide orthodontic services between a patient or third party payor on the one hand and the Orthodontist, Orthodontix Professional or the P.A. on the other, for the provision of orthodontic services at a pre-determined fee-for service amount (whether or not payable in cash) which contract was generated by the Orthodontist after the Effective Date (the "Contract"), entered into on or prior to the last business day of each month.

         "MONTHLY CONTRACT RESIDUAL AMOUNT" shall mean that amount equal to the amounts remaining to be paid by the patient or third party payor under a Contract (the "Remaining Amounts Payable") divided by the number of months remaining in the term of such Contract; provided, however, that the Remaining Amounts Payable shall not be in excess of 76% (other than for a Contract entered into prior to the Effective Date) of the total amounts payable by the patient or third party payor under the Contract.

         "ADDITIONAL NON-CONTRACT SERVICE CHARGES" shall mean that amount charged for orthodontic services which are not included in a patient contract. Such orthodontic services shall include, but are not limited to, diagnosis charges, observation charges, retention charges and office visit charges.

         In addition to the Base P.A. Compensation, Orthodontix Professional shall pay to the P.A. on an annual basis, a service fee (the "Service Fee"), which shall equal 70% of the "Net Operating Income" generated from the delivery of orthodontic services by the Orthodontist. For purposes of this Agreement "Net Operating Income" shall be defined as that amount, if any, equivalent to the percentage by which Practice Overhead (as defined below) declines as a percentage of Accrued Revenue annually; multiplied by the annual Accrued Revenue.

         In the event that the Net Operating Income for any year is zero or less than zero, then no Service Fee shall be paid to the P.A. for that year.

          "Practice Overhead" shall be defined as the sum of:

                (i) an agreed upon allocable share of salaries, benefits, and other direct costs of all employees other than licensed healthcare professional at the Location;
                (ii) an agreed upon allocable share of direct costs of all patient care and office supplies purchased in connection with the operation of the Location; and
                (iii) an agreed upon allocable share of personal property and real property leasehold obligations entered into in connection with the performance of orthodontic services at the Location;
                (iv) an agreed upon allocable share of personal property and intangible taxes assessed against the assets used in connection with the operation of the orthodontic practice at the Location;
                (v) an agreed upon allocable share of malpractice insurance expenses and orthodontist recruitment expenses;
                (vi) The annual Base P.A. Compensation; and
                (vii) 15% of the annual Accrued Revenue (the "Management Fee").

         For purposes of this Agreement, the term allocable share shall be defined as that percentage of Accrued Revenue generated by the Orthodontist relative to the total Accrued Revenue generated by orthodontists at the Location.

         In the event a patient of the Orthodontist is treated by an orthodontist other than the Orthodontist, the Base P.A. Compensation payable to the P.A. shall be reduced by $80.00 per treatment unless the Orthodontist is able to provide the coverage at no cost.

                (a) PAYMENT OF BASE P.A. COMPENSATION AND SERVICE FEE: The Base P.A. Compensation shall be payable to the P.A. once monthly no later than the fifteenth of the month. Payment of the Service Fee shall be payable to the P.A. once annually no later than March 31. The amounts payable monthly shall be estimated based upon the previous month's operating results.

Adjustments to the estimated payments shall be made to reconcile actual amounts due hereunder, no later than the last day of the following month.

                (b) AUDIT RIGHTS: No more than once every six months either party, upon giving notice to the other party hereto, shall have the right to inspect the records of the orthodontic practice to ascertain and audit Accrued Revenue, and the Practice Overhead, subject to patient confidentiality laws. If, upon audit or examination, it is determined that the Base P.A Compensation or Service Fee was incorrectly computed, the parties shall, within forty-five (45) days of such determination, reconcile the difference by a cash payment to the applicable party.

         5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE P.A.: The P.A. represents, warrants to and covenants with Orthodontix Professional as follows:

                (a) LICENSING: The Orthodontist is and shall continue to be for the duration of this Agreement licensed to practice orthodontics in the locality and state in which the Location is located.

                (b) STANDARD OF SERVICES: The Orthodontist shall perform all orthodontic services at the Location in strict accordance with currently approved and accepted methods of practice within the general vicinity and community of the Location.

                (c) COMPLIANCE WITH LAWS: The Orthodontist shall comply with all federal, state and local laws, rules, ordinances and regulations, including all state and Drug Enforcement Administration licensing requirements, and shall not perform clinical duties at the Location unless all such licensing is correct and in full force and effect.

                (d) CORPORATE REPRESENTATION: The P.A. is validly existing and organized under the laws of the State of _________; it has provided Orthodontix Professional with a Certificate of Good Standing dated within sixty (60) days of the effective date of this Agreement, a copy of which is attached as Exhibit "A"; The Orthodontist is an authorized representative of said P.A. and the P.A. agrees to notify Orthodontix Professional within thirty (30) days of any change in its corporate name, designation or status.

                (e) NO RESTRICTION: The P.A. represents to Orthodontix Professional, and acknowledges that Orthodontix Professional is relying on this representation, that the P.A. and Orthodontist are free to enter into this Agreement and that neither the P.A. nor the Orthodontist are under any restrictions from a former employer or business that would preclude the P.A. or the Orthodontist from entering into this Agreement.

         6. INDEPENDENT CONTRACTOR RELATIONSHIP: It is agreed and understood by and between the parties hereto that P.A. is retained only for the purpose and to the extent set forth in this Agreement and, during the period or periods of its association with Orthodontix Professional and its performance of services hereunder, its relation to Orthodontix Professional shall be that of an independent contractor. This Agreement shall not be construed as an agreement of employment, a partnership, or any other form of business entity. Neither P.A. nor Orthodontist shall be considered under the provisions of this Agreement, or otherwise, as having employee status or as being entitled to participate in any employee insurance or benefit plans, arrangements, distribution, or other benefits of any nature whatsoever which may be provided by Orthodontix Professional for its employees. Accordingly, without limiting the generality of the foregoing, the P.A. and the Orthodontist acknowledge and agree that neither P.A. nor Orthodontist will be treated as an employee of Orthodontix Professional with respect to service for purposes of workers compensation benefits, the Federal Insurance Contributions Act, the Social Security Act, the Federal Unemployment Tax Act, and Income Tax Withholding and for purposes of the employee benefit provisions set forth in the Federal Income Tax Code Section 70 (a group term life insurance purchased for employees), Section 101(b) (employees death benefits), Sections 104, 105, and 106 (accident and health insurance for accident and health plans), Section 120 (group legal services plan), Section 127 (educational assistance program), and (a) (contributions to stock bonus, pension, profit sharing, or plans and related trusts). Further, the P.A. and the Orthodontist understand and accept as its responsibility all obligations to pay any and all Federal and State Self-Employment, income and other taxes as they may apply. Should the P.A. fail to pay such taxes, Orthodontix Professional may deduct any such tax amounts from amounts owed to the P.A.

         7. INSURANCE: Orthodontix Professional, at the P.A.'s cost and expense, shall procure for the Orthodontist a professional liability insurance policy covering the Orthodontist in an amount not less than the minimum required in the state in which the Location is located. Such insurance policy will provide for coverage on a claims-made and unlimited extended reporting basis.

         8. TERM AND TERMINATION:

                (a) TERM: The term of this Agreement shall be for a period of five years from the Effective Date and shall automatically extend for an additional five year period unless the P.A. gives to Orthodontix Professional at least 180 days prior written notice of its intent not to renew this Agreement.

                (b) TERMINATION OF AGREEMENT: This Agreement shall terminate upon the occurrence of any of the following:

                     (i) The Orthodontist is convicted of an illegal act or is engaged in an immoral or unethical practice;
                     (ii) The Orthodontist refuses or is unable to work the number of hours sufficient to service the patients at the Location in a manner consistent with historical practice other than as a result of the death or total and permanent disability of the Orthodontist as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended;
                     (iii) Orthodontix Professional reasonably determines that the P.A. or the Orthodontist is acting in a manner detrimental to the interests of Orthodontix

                     Professional and which results in a material adverse effect to Orthodontix Professional;
                     (iv) Upon the breach by the P.A. or the Orthodontist of this Agreement;
                     (v) Upon the death or total and permanent disability of the Orthodontist as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

                (c) In the event of termination by the P.A. as a result of any of the factors listed above other than Section 8(b)(v), the P.A. and the Orthodontist shall jointly and severally be obligated to (x) pay to Orthodontix Professional liquidated damages as per the schedule below: and (y) cause the Orthodontist to assign all of the outstanding shares of capital stock in the P.A. to an orthodontist licensed to render orthodontic services in the state of _____ as selected by Orthodontix Professional.





YEAR OF TERMINATION                         LIQUIDATED DAMAGES
-------------------                         ------------------


                1 The greater of $250,000 or 1.1 times the amount of all monies received by or for the benefit of the Orthodontist from patients or third party payors as a result of the Orthodontist providing orthodontic services for the twelve-month period ended December 31, 1996 (the "Net Cash Collection Amount").

                2 The greater of $200,000 or 1.0 times the Net Cash Collection Amount.

                3 The greater of $150,000 or .88 times the Net Cash Collection Amount.

                4 The greater of $100,000 or .66 times the Net Cash Collection Amount.

                5 The greater of $75,000 or .36 times the Net Cash Collection Amount.

         9.     PROPRIETARY INFORMATION; NON-INTERFERENCE; NON-COMPETITION:

                (a) PROPRIETARY INFORMATION: During the term of this Agreement, neither the P.A. nor the Orthodontist will directly or indirectly disclose to any person, entity, firm or any company whatsoever or use for its own benefit or the benefit of any other person, entity, firm or company, any knowledge, information, business method, techniques, or data of Orthodontix Professional as contained in any policy, procedure manuals or written correspondence or documents provided to Orthodontist or the P.A. The P.A. shall, and shall cause the Orthodontist to, upon termination of this Agreement, return to Orthodontix Professional all books, records, notes and all other information, documents or policies and procedures manuals applicable to Orthodontix Professional and its accounts in the matter of conducting its business. Orthodontix Professional and the P.A. agree that Orthodontix Professional will not request or accept, and neither the P.A. nor the Orthodontist will divulge, any confidential or proprietary information concerning the operation of orthodontic practices learned or obtained by the P.A. or the Orthodontist.

                (b) NON-INTERFERENCE: During the term of this Agreement and for a period of two years thereafter, unless otherwise agreed to in writing by Orthodontix Professional, neither the P.A. nor the Orthodontist will, either for own account or for any other person, solicit, induce, attempt to induce, interfere with, or endeavor to cause (i) any current patient, or any employee, independent contractor or other affiliate of Orthodontix Professional or any affiliate of Orthodontix Professional to modify, amend, terminate, or otherwise alter any of its relationships with Orthodontix Professional or Orthodontix Professional's subsidiaries or affiliates; or (ii) any currently retained healthcare professional to modify, amend, terminate, or otherwise alter its relationship, including compensation arrangements with Orthodontix Professional, Orthodontix Professional's subsidiaries or affiliates. Further, unless otherwise agreed to in writing by Orthodontix Professional, for a period of two years from the date hereof, the P.A. and the Orthodontist agree that they shall refrain from soliciting and shall not, directly or indirectly, as sole proprietor, independent contractor, employee, consultant, agent, partner, or joint venturer, or as an officer, director, stockholder, agent or employee of any firm, person, entity, partnership or corporation, or otherwise solicit the employees of Orthodontix Professional or any subsidiary of an affiliate of Orthodontix Professional to leave the service of Orthodontix Professional or a subsidiary or affiliate of Orthodontix Professional.

                (c) NON-COMPETITION: It is the intention of Orthodontix Professional and the P.A. to restrict the P.A. and the Orthodontist only to the extent necessary for the protection of legitimate business interests of Orthodontix Professional and legally permissible and it is agreed that nothing herein prevents the Orthodontist from earning a livelihood. During the term of this Agreement the P.A. shall cause the Orthodontist to perform orthodontic services exclusively at the Location. For a period of two years after this Agreement, except with the prior written consent of Orthodontix Professional, the P.A. shall not and shall cause Orthodontist not to establish, develop or open any offices for the provision of orthodontic services within a 10 mile radius of the Location.

                (d) REMEDIES: In the event of an actual or threatened breach by the P.A. or the Orthodontist of Section 9 paragraphs (a), (b) or (c), Orthodontix Professional shall be entitled to an injunction restraining either the P.A. or the Orthodontist, or both, from its prohibited conduct. If the court should hold that the duration and/or scope (geographic or otherwise) of the covenant contained herein is unreasonable, then, to the extent permitted by law, the court may prescribe a duration and/or scope (geographic or otherwise), that is reasonable and the parties agree to accept such determination, subject to their rights of appeal. Nothing contained herein shall be construed as prohibiting Orthodontix Professional or any third party from pursuing any of the remedies available to it for such breach or threatened breach, including recovery of damages from the P.A., the Orthodontist or both. In any action or proceeding to enforce the provisions of this Section 9(d), the prevailing party shall be reimbursed by the other party for all costs incurred in such action or proceeding, including, without limitation, all court costs and filing fees and all attorneys' fees, incurred either at the trial level or at the appellate level.

         10.    MISCELLANEOUS:

                (a) POLICIES AND PROCEDURES: The P.A. acknowledges the necessity for Orthodontix Professional to have uniform policies and procedures for its operations, and the P.A. agrees that the P.A. and Orthodontist will be governed by Orthodontix Professional's policies and procedures currently in force, and as amended from time to time.

                (b) ASSIGNMENT PROHIBITED: The P.A. agrees that this Agreement is personal in nature and it may not assign any of the rights, benefits, or obligations hereunder without first obtaining the written consent of Orthodontix Professional.

                (c) SURVIVAL CLAUSE: The Orthodontist agrees that all Orthodontist's obligations, covenants, undertakings and representations set forth in this Agreement shall survive termination or cancellation of this Agreement, for any reason whatsoever, whether with cause or without cause.

                (d) SAVINGS CLAUSE: If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity or enforceability of any other provision hereof.

                (e) NOTICES: All notices provided for by this Agreement shall be made in writing, as follows: (i) either by actual delivery of the notice into the hands of the parties hereunto entitled; or (ii) by the mailing of the notice in the United States mail to the last known address of the parties entitled thereto by certified or registered mail, return receipt requested. The notice shall be deemed to be received on the earlier of the date of its actual receipt by the parties entitled thereto, or the date of the return receipt.

                (f) ENTIRE AGREEMENT: This Agreement sets forth the full and complete understanding of the Parties and supersedes any prior agreement, oral or written. No addition or additions to this Agreement shall be binding upon either party unless in writing and signed by both Parties except as here and otherwise provided.

                (g) SECTION HEADINGS: The headings of the various sections of this Agreement have been inserted only for the purposes of convenience, and are not part of this Agreement and shall not be deemed in any manner to modify, expand or restrict any of the provisions of this Agreement.

                (h) GOVERNING LAW: This Agreement shall be construed and enforced in accordance with the laws of the State of __________ and this Agreement shall not be construed more strictly against one party than against the other, merely by virtue of the fact that it may have been prepared by counsel for one of the Parties, it being recognized that all of the parties have contributed substantially and materially to the preparation of this Agreement.

                (i) NUMBER; GENDER: Where appropriate, the use of the singular herein shall include and be deemed to be the plural and the use of the plural herein shall include and be deemed to be the singular, and the use of the masculine gender shall include the feminine and neutral gender.

                (j) COUNTERPARTS: This Agreement may be executed in any number of counter parts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                (k) FURTHER ASSURANCES: The parties will upon reasonable request, execute and deliver all such further documents as may be necessary in order to carry out the purposes and terms of this Agreement.

                (l) TAIL INSURANCE COVERAGE. Upon the termination of this Agreement, the P.A. shall cause the Orthodontist to acquire tail insurance coverage in scope and amount acceptable to the P.A.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first above written.

"ORTHODONTIX PROFESSIONAL"                  "P.A."
Orthodontix Professional, P.A.,
a _______ professional corporation,         a _______ professional corporation,


By:                                         By:
   --------------------------------            ---------------------------------
   Authorized Representative                   Authorized Representative

                                                  ------------------------------
                                                          Street Address

                                                  ------------------------------
                                                  City       State      Zip Code

                                                  Telephone (   )
                                                             ---  --------------
                                                  EIN:
                                                      --------------------------


Agreed and Accepted this    day of                   , 1998
                         ---       ------------------


"ORTHODONTIST"

By:
   --------------------------------
                      , D.D.S.